UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 28, 2010

TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)

(713) 584-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

Targa Resources Partners LP (the “Partnership”) is filing this Current Report on Form 8-K to file the following financial statements: (i) unaudited combined financial statements of the Targa Resources Permian and Straddle Operations as of March 31, 2010 and for the three months ended March 31, 2010 and 2009 and (ii) unaudited pro forma condensed combined financial information of the Partnership and the Targa Resources Permian and Straddle Operations as of March 31, 2010 and December 31, 2009, for the three months ended March 31, 2010 and 2009, and for the years ended December 31, 2009, 2008 and 2007. As previously announced, the Partnership closed its acquisition of the Targa Resources Permian and Straddle Operations on April 27, 2010.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial statements of Targa Resources Permian and Straddle Operations. The unaudited combined financial statements (including the notes thereto) of the Targa Resources Permian and Straddle Operations as of March 31, 2010 and for the three months ended March 31, 2010 and 2009 are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)
Financial statements of Targa Resources Permian and Straddle Operations. The audited combined financial statements of the Targa Resources Permian and Straddle Operations as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007 is filed as Exhibit 99.2 to this report and incorporated herein by reference.

(c)
Pro forma financial information. The unaudited pro forma combined financial information of the Partnership and the Targa Resources Permian and Straddle Operations as of March 31, 2010 and for the three months ended March 31, 2010 and 2009, and for the years ended December 31, 2009, 2008 and 2007 is filed as Exhibit 99.3 to this report and incorporated herein by reference.

  (d)  Exhibits

Exhibit Number	Description

23.1 99.1
Consent of PricewaterhouseCoopers on Audited Combined Financial Statements of Targa Resources Permian and Straddle Operations

Unaudited Combined Financial Statements of Targa Resources Permian and Straddle Operations as of March 31, 2010 and for the three months ended March 31, 2010 and 2009

99.2 99.3
Audited Combined Financial Statements of Targa Resources Permian and Straddle Operations as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007

Unaudited Pro Forma Combined Financial Information of Targa Resources Partners LP and the Targa Resources Permian and Straddle Operations as of March 31, 2010 and for the three months ended March 31, 2010 and 2009, and for the years ended December 31, 2009, 2008 and 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP

By: Targa Resources GP LLC,
its general partner

Dated: May 28, 2010	By:	/s/ John Robert Sparger
John Robert Sparger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1 99.1
Consent of Pricewaterhouse Coopers on Audited Combined Financial Statements of Targa Resources Permian and Straddle Operations

Unaudited Combined Financial Statements of Targa Resources Permian and Straddle Operations as of March 31, 2010 and for the three months ended March 31, 2010 and 2009

99.2 99.3
Audited Combined Financial Statements of Targa Resources Permian and Straddle Operations as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007

Unaudited Pro Forma Combined Financial Information of Targa Resources Partners LP and the Targa Resources Permian and Straddle Operations as of March 31, 2010 and for the three months ended March 31, 2010 and 2009, and for the years ended December 31, 2009, 2008 and 2007